Table of Contents

Exhibit 10.4

Hosted Services Agreement - Confidential

AMENDMENT NO. 8 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 8 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of June 11, 2007, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and GOL – Transportes Aereos S/A, a Brazilian corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A. NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006 and (vi) Amendment No. 7 dated as of June 1, 2006 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B. Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C. NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Add Type A Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Type B Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to the Agreement. Type A GDS Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is added to the agreement as follows:

 (a) Exhibit A, Section 2, Scope of Services. Type A GDS Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is added to the Scope of Services Provided in Exhibit A, Section 2 as follows:

• Computer Reservation System/Global Distribution System (CRS/GDS) EDIFACT/Type A connectivity, which includes:

CRS/GDS connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (EDIFACT/Type A)
CRS/GDS connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type B

(b) Exhibit A, Section 6, Open Skies by NavitaireTM Functionality Included in Hosted Reservation Services. The functionality included in Exhibit A, Section 6 is amended to include the following:

General Features – Type A/ EDIFACT Connectivity for GDS/CRS

• Product support for the following third party CRS/GDS providers using Type A/ EDIFACT message processing: Amadeus, Apollo, Galileo, Sabre, and/or WorldSpan.
• Type A/ EDIFACT connectivity includes all of the features listed in Type B Connectivity for GDS/CRS as listed above, plus:

• Ability to support real-time, interactive sell requests via EDIFACT ITAREQ/RES messages
• Ability to support PNR wrap-up via EDIFACT HWPREQ/RES messages.
• Ability to support session clear or terminate via EDIFACT CLTREQ/RES messages.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically full availability participation) and for travel agency and/or other airline settlement.

Hosted Services Agreement - Confidential

(c) Exhibit H, Section 1.1.3, of Amendment No. 7, Monthly Recurring Service Fees – Connectivity Services/Products. The Monthly Recurring Service Fees for Connectivity Services/Products included as Exhibit H, Section 1.1.3, of Amendment No. 7 are deleted in their entirety and replaced as follows:

1.1.3 Monthly Recurring Service Fees – Connectivity Services/Products – GDS/CRS/ARS Connectivity. Customer can choose one of the three levels of service:

(i)

Monthly Segment* Tier as booked by GDS/CRS/ARS	Base AVS Type B
Price per GDS/CRS/ARS Type B/ Teletype Connection
First [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (host, passive, and informational) in a GDS/CRS/ARS-booked reservation:

For existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type B GDS commnication link, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month
For existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type B GDS comnication links, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month
For any other GDS, fess quoted upon request

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and higher monthly [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(ii)

Monthly Segment* Tier as booked by GDS/CRS/ARS	Base AVS Type A Sell for Certified GDSs (Includes Base AVS Type B)
Price per GDS/CRS/ARS Type A/ EDIFACT Connection
Up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in PNRs booked via a GDS/CRS/ARS Type A/ EDIFACT Connection:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month per GDS/CRS/ARS
Over [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in PNRs booked via a GDS/CRS/ARS Type A/ EDIFACT Connection:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii)

Monthly Segment* Tier as booked by GDS/CRS/ARS	Base AVS or Interactive Ability Type A Availability and Sell for Certified GDSs (Includes Base AVS Type B)
Price per GDS/CRS/ARS Type A/ EDIFACT Connection
Up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in PNRs booked via a GDS/CRS/ARS Type A/ EDIFACT Connection:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month per GDS/CRS/ARS
Over [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per segments, in PNRs booked via a GDS/CRS/ARS Type A/ EDIFACT Connection:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

*The definition of Segments uses the the Revenue Passenger Boarded information as listed in Section 1.1.1 of Exhibit H contained in Amendment 7.

Note1: If Customer implements a Type B connection with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Effective Date of this Amendment, the monthly infrastructure fee for this Type B communication link will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month per GDS/CRS/ARS, and will be subject to the total GDS/CRS/ARS booking limits and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as listed in Table (i) above.

Hosted Services Agreement - Confidential

Note 2: If Customer implements a Type A connection with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Effective Date of this Amendment, the pricing included in this Section will apply. Following this period, the pricing in this Section is subject to change.

Note 3: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC are the responsibility of the Customer, including:

(a) GDS/CRS/ARS Imposed Message Fees (applicable to GDS/CRS/ARS messages only).

Per GDS/CRS/ARS agreement with NAVITAIRE, additional GDS/CRS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the GDS invoice for Type A / EDIFACT, Type B / Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by GDS/CRS/ARS. If GDS/CRS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC Fees

(d) Exhibit H, Section 1.2, of Amendment No. 7, Implementation Fees. The Implementation Fees for Type A CRS/GDS/ARS and Type B CRS/GDS/ARS Connectivity included Exhibit H, Section 1.2, of Amendment No.7 will also apply as shown below:

Product/Service Description	Implementation Fees* (Including Training)
Type A CRS/GDS/ARS Connectivity	For [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connection, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
For any other GDS or ARS, quote will be provided upon request
Type B CRS/GDS/ARS Connectivity/Instant Pay	No Implementation Fees for existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CRS/GDSconnection
For [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or ARS connection, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
For [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connection, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
For any other GDS, quote will be provided upon request

* Implementation Fees exclude travel expenses and any new development.

Hosted Services Agreement - Confidential

2 Amendment to Add Connectivity to Third-Party Electronic Ticketing Interchange and Database Provider to the Agreement. E-Ticketing Connectivity Services are added to the Agreement as follows:

(a) Exhibit A, Section 2, Scope of Services (Pertains to Open Skies by NavitaireTM Release [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]). E-Ticketing Connectivity Services are added to the Scope of Services provided in Exhibit A, Section 2, as follows:

• Connectivity to third-party Electronic Ticketing Interchange and Database Provider, which includes the general features as setforth under the heading E-Ticketing Connectivity and Support in Section 6 of this Agreement.

(b) Exhibit A, Section 6, Open Skies by NavitaireTM Functionality included in Hosted Reservation Services. The functionality included in Exhibit A, Section 6 is amended to include the following:

E-Ticketing Connectivity and Support*
General Features
• Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSRTKNE, issued by and validated on another airline that is not hosted in the Navitaire system.
• Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on another airline.
• Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on the Customer's document numbers.
• Ability to store E-Ticket numbers in the Navitaire system at the passenger and segment level.
• Ability generate a post- flight departure teletype Electronic Ticket List ("ETL") message for the purposes of updating the E-Ticket record in the Electronic Ticketing and Interchange and Database Provider's system.
• Ability to retain and provide the E-Ticket number associated to the Customer's segments in the standard reservation system XML data extract.

* For information purposes only, functionality included in this section is scheduled to be available in New Skies Release [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the exception of the ETL message which is scheduled to be available in New Skies Release [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and subsequent releases.

(c) Exhibit H, Section 1.1 of Amendment No. 7, Service Fees. Monthly Recurring Service Fees for E-Ticketing Connectivity Services are added as Section 1.1.6 to Exhibit H, Section 1.1 of Amendment No. 7 as follows:

1.1.6 Monthly Recurring Service Fees – Connectivity Services/Product – Electronic Ticketing Connectivity and Support

Description	Navitaire E-Ticketing Connectivity Charges
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fees	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] stored in Navitaire above
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(a) Any message, segment, or data circuit fees charged by a CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of, the issuance of E-Tickets, are the responsibility of the Customer.

Hosted Services Agreement - Confidential

(b) Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the ETSA are the responsibility of the Customer and are exclusive of any charges assessed by Navitaire for the services it provides under section 6 of this Agreement.

(d) Exhibit H, Section 1.2 of Amendment No. 7, Implementation Fees. Implementation Fees for E-Ticketing Connectivity Services are added to the Implementation Fees included in Exhibit H, Section 1.2 as follows:

Product/Service Description	Implementation Fees* (Including Training)
Implementation Support for Electronic Ticketing and Interchange and Database Provider Connectivity per partner or third party	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the first implementation with an airline partner (maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] support hours included)

Time and Materials, with subsequent airline partners per Support rates listed in Amendment 7, Exhibit H, Section 6
Implementation services of a project manager to or other Navitaire representative(s) to assist with implementation of E-Ticketing services with a third-party Electronic Ticketing Interchange and Database Provider	Quoted upon request

(e) E-Ticking Functionality for New Skies will be provided to Customer in a future amendment to the Agreement.

3 Changes to the Target Date for New Skies Conversion. By mutual agreement, all references in Amendment 7, Section 6 and otherwise, to the Target Date of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are hereby altered to the revised Target Date of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

5 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

6 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day year first above written.

NAVITAIRE INC

By: /s/ John Dabkowski
Its: Managing Director

CUSTOMER

By: /s/ Wilson Maciel Ramos
Its: Vice President

By: /s/ David Barioni Neto
Its: Vice President